SUPPLEMENT DATED JANUARY 25, 2011 TO THE PROSPECTUS FOR
THE FIRST INVESTORS LIFE TAX TAMER I CONTRACT
DATED MAY 1, 2010

1. The second paragraph under the heading “Who We Are And How To Contact Us” at page 8 of the prospectus is deleted in its entirety and replaced with the following:

First Investors Life is part of First Investors Consolidated Corporation (“FICC”), a holding company, which owns all of the voting common stock of First Investors Life. Other affiliates of First Investors Life include: First Investors Corporation (“FIC”), the distributor of the Contracts; First Investors Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds; and Administrative Data Management Corp., the transfer agent of the Life Series Funds.  The Independent Order of Foresters controls FICC and, therefore, controls First Investors Life and other companies which are owned by FICC.

TT1 1-11